Exhibit 99.1

EMPLOYMENT AGREEMENT

     This Employment Agreement (the “Agreement”) is made as of this 1st day of July, 2005 (the “Effective Date”) by and between Peter Bouchard, a person residing at 21 Meadow Drive, Hollis, New Hampshire (the “Employee”) and Presstek, Inc., a Delaware corporation (the “Company”).

     WHEREAS, the Employee has certain experience and expertise that qualify him to provide the managerial skills the Company requires, and thus the Employee and the Company deem it in their respective best interests to enter into an agreement providing for the Employee’s employment as a Company Vice President , subject to the terms and conditions hereinafter set forth;

     WHEREAS, the Employee’s senior managerial position requires that he be trusted with extensive Company confidential information and trade secrets and that he develop a thorough and comprehensive knowledge of all details of the Company’s business, including, but not limited to, information relating to research, development, inventions, manufacturing, purchasing, accounting, engineering, marketing, distribution and licensing of the Company’s products and services; and

     WHEREAS, in recognition thereof, the Employee agrees to execute the Company’s Nondisclosure, Noncompetition and Developments Agreement (the “Nondisclosure Agreement”) (attached hereto as Exhibit A), the form of which is ancillary to and incorporated in this agreement and attached hereto, as of the Effective Date;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and obligations herein contained, the parties hereto agree as follows:

     1. Position and Responsibilities. During the term of this Agreement, the Employee agrees to serve as a Company Vice President or in such other positions as may be assigned. The Employee agrees to devote all of his business time and efforts to the performance of his duties hereunder. The Employee shall at all times report to, and his activities shall at all times be subject to the direction and control of, such person appointed by the Company. The Employee shall exercise such powers and comply with and perform, faithfully and to the best of his ability, such directions and duties in relation to the business and affairs of the Company as may from time to time be vested in or requested of him, and shall not engage in any other business activity, whether or not for profit, that may conflict with the Employee’s duties under this Agreement and the Nondisclosure Agreement. If Employee shall be elected to other offices of the Company or any of its affiliates, he shall serve in such positions without further compensation than provided for in this Agreement. The Employee shall perform his services under this Agreement at such locations as may be required by the Company.

           2. Compensation: Salary, Bonuses and Other Benefits. During the term of this Agreement, the Company shall pay the Employee as compensation for the Employee’s satisfactory performance of his duties and obligations hereunder, the following:

     (A) Salary. In consideration of the services to be rendered by the Employee to the Company, the Company initially will pay to the Employee an annual salary of one hundred and eighty five thousand dollars ($185,000) (the Employee’s “Base Salary”) during the term of this Agreement. Such Base Salary shall be payable in conformity with the Company’s customary practices for executive compensation, as such practices shall be established or modified from time to time.

     (B) Bonus. During the term hereof, the Employee also may be eligible to receive a bonus of up to forty percent (40%) of the Base Salary for each calendar year of full-time employment. Such bonus, if any, shall be based on the Company’s and the Employee’s achievement (as determined by the Company) of certain goals and objectives. Such achievement is to be determined by the Company’s Board of Directors (the “Board”) in its sole discretion. If the Board determines the Employee is eligible to receive a bonus under this Section, said bonus shall be paid no later than March 1 of the following calendar year. No bonus under this paragraph shall be payable to the Employee with respect to any calendar year during which his employment is terminated, regardless of the manner of such termination.

     (C) Other Benefits. During the term hereof and subject to any contribution therefor generally required of executives of the Company, the Employee shall be eligible to participate in such employee benefits plans, including certain Company insurance plans, from time to time adopted by the Company and in effect for employees of the Company in similar positions. Such participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable Company policies, and (iii) the discretion of the Company and/or the Board or any administrative or other committee provided for in or contemplated by such plan. The Company’s current plans and policies shall govern all other benefits. The Company may alter, modify, add to, or delete its employee benefits plans at any time as the Company and/or the Board, in their sole judgment, determines to be appropriate.

     (D) Expenses and Automobile.

     (i) The Company shall pay or reimburse the Employee for all reasonable business expenses incurred or paid by the Employee in the performance of his responsibilities hereunder in accordance with the Company’s prevailing policy and practice relating to reimbursements as established, modified or amended from time to time. The Employee must provide substantiation and documentation of these expenses to the Company in order to receive reimbursement.

     (ii) During the Term of this Agreement, the Employer shall buy or lease a full size luxury vehicle of the Employer’s choosing for the Employee’s exclusive use and/or, at the

Employee’s option, provide the Employee with a monthly automobile allowance in an amount sufficient to pay the Employee’s costs for the purchase or lease of such a vehicle, and the Employer shall reimburse the Employee (upon submission by him of reasonably itemized accounts thereof) for all maintenance, repairs, insurance, gasoline, tolls, parking and other reasonable upkeep and related expenses on such vehicle.

     (E) Tax Withholding. The Company shall have the right to deduct and withhold from any amounts payable hereunder or pursuant to any other agreements or arrangements between the Company (and any of its affiliates) and the Employee, any federal, state, local, foreign or other taxes (“Taxes”) that the Company determines should be withheld with respect to such payments. In the event that the Company does not withhold the proper amount of Taxes from any such payments, the Employee will make a prompt payment, on demand and in cash, to the Company of the amount under-withheld.

           3. Equity. Subject to the approval of the Board, from time to time the Employee may be granted equity in the Company, such equity to be subject to the terms and conditions of the Company’s Stock Option Plan and a Stock Option Agreement between the Company and the Employee, which will include, among other things, a vesting schedule, where applicable.

           4. Term. Subject to the earlier termination as hereafter provided in Section 5, the term of this Agreement shall commence on the Effective Date and shall continue until the date three (3) years from the Effective Date; provided, however, that the Employee’s employment under this Agreement shall be automatically renewed from year to year thereafter for successive one year terms unless ninety (90) days prior to the expiration of the initial term or any renewal term, either party shall give written notice of non-renewal to the other. If this notice of non-renewal is given, the Agreement will expire and Employee’s employment will terminate. If the Employee’s employment continues after the notice of non-renewal is given, it will be on an at-will basis, and, in such case, either the Employee or the Company can terminate the Employee’s employment at any time and for any or no reason, with or without prior notice.

           5. Termination. The Employee’s employment under this Agreement (and this Agreement) may be terminated as follows:

     (A) By Expiration of the Agreement. If this Agreement terminates as provided herein, the Employee’s employment shall terminate (unless as provided in Section 4) and the Employee shall be entitled to no payments, salary continuation, severance or other benefits after the expiration date of the Agreement, except eligibility for: (i) Base Salary to the extent accrued but unpaid through the date of such expiration; (ii) payment for accrued but unused vacation time up to the expiration date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

     (B) At the Employee’s Option. The Employee may terminate his employment under this Agreement, with or without cause, at any time by giving at least sixty (60) days’ advance written notice to the Company. In the event of a termination at the Employee’s option, the Company may accelerate Employee’s departure date and will have no obligation to pay Employee after his actual departure date. In the event of termination at the Employee’s option, the Employee shall be entitled to no payments, salary continuation, severance or other benefits, except for: (i) Base Salary to the extent accrued but unpaid through the date of Employee’s departure; (ii) payment for accrued but unused vacation time up to the Employee’s departure date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

     (C) At the election of the Company for Cause. The Company may, immediately and unilaterally, terminate the Employee’s employment under this Agreement for “Cause” at any time during the term of this Agreement without any prior written notice to the Employee. Termination by the Company shall constitute a termination for Cause under this Section 5(C) if such termination is for one or more of the following causes:

     (i) the failure or refusal of the Employee to render services to the Company in accordance with his obligations under this Agreement, a determination by the Company that the Employee has inadequately performed the duties of his employment, or the Employee’s refusal to follow the lawful instructions of the Board (other than any such failure resulting from a Disability);

     (ii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty;

     (iii) the commission by the Employee of an act of fraud, embezzlement, misappropriation of any money or other assets or property (whether tangible or intangible), deliberate disregard of the rules or policies of the Company, or the commission by the Employee of any other action which injures the Company;

     (iv) sustained and continuous conduct by the Employee which adversely affects the reputation of the Employer;

     (v) the Employee’s being charged with a felony or crime of moral turpitude;

     (vi) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to breach a contract with the Company; or

     (vii) the Employee’s breach of this Agreement, the Nondisclosure Agreement or any other agreement executed by the Employee in connection with his employment and/or the Employee’s violation of the Company’s Ethics or Insider Trading Policies.

In the event of a termination for Cause pursuant to the provisions of clauses (i) through (vii) above, inclusive, the Employee shall be entitled to no payments, salary continuation, severance or other benefits, except for: (i) Base Salary to the extent accrued but unpaid through the termination date; (ii) payment for accrued but unused vacation time up to the termination date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

     (D) At the Election of the Company for Reasons Other than for Cause. The Company may, immediately and unilaterally, terminate the Employee’s employment under this Agreement at any time during the term of this Agreement without Cause by giving ten (10) days’ advance written notice to the Employee of the Company’s election to terminate. During such ten-day period, the Employee will be available on a full-time basis for the benefit of the Company to, among other things, assist the Company in making the transition to a successor. The Company, at its option, may pay the Employee his prorated Base Salary rate for ten (10) days in lieu of such notice. In the event the Company exercises its right to terminate the Employee under this Section 5(D) and the Employee signs a comprehensive release of claims in the form, and of a scope, acceptable to the Company, the Company agrees to pay the Employee 12 months salary at the Employee’s then current Base Salary rate. Such salary continuation payments shall be payable on a bi-weekly/weekly basis, after the Effective Date of the comprehensive release agreement and shall be subject to all applicable federal, state and local withholding, payroll and other taxes.

Except as expressly set forth in this Section 5(D), Employee acknowledges that the Company shall not have any further obligations to the Employee in the event of Employee’s termination under this Section 5(D), except for: (i) Base Salary to the extent accrued but unpaid through the termination date; (ii) payment for accrued but unused vacation time up to the termination date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

          (E) At the Employee’s Election for Good Reason. The Employee may terminate this Agreement and his employment for Good Reason, provided that he give thirty (30) business days written notice of such Good Reason to the Company. The written notice shall set forth in detail the circumstances that the Employee believes constitute Good Reason. If the basis for such Good Reason is not cured (as determined by the Company in good faith) within thirty (30) business days after the Company receives written notice specifying the basis of such Good Reason, this Agreement, and the Employee’s employment, shall terminate. In the event of a termination by the Employee for Good Reason, the Employee shall be eligible for severance payments and benefits upon satisfaction of the conditions set forth in Section 5(D). “Good Reason” shall be any reason so deemed by the Board in its good faith exercise of judgment.

Subject to the Employee’s eligibility for conditional severance described above, the Employee’s resignation pursuant to this Section 5(E) shall be his sole remedy.

     (F) Benefits if Agreement Terminated Due to Death or Disability. Employee’s employment will terminate if Employee dies or suffers a Disability. If this Agreement terminates due to the Employee’s death or Disability, Employee shall be entitled to no payments, salary continuation, severance or other benefits, except for: (i) Base Salary to the extent accrued but unpaid through the date of such death or Disability; (ii) payment for accrued but unused vacation time up to the date of such death or disability; and (iii) statutory benefit continuation rights in accordance with COBRA, provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect. For the purposes of this Agreement, “Disability” shall mean any physical incapacity or mental incompetence (x) as a result of which the Employee is unable to perform substantially all his essential duties and responsibilities hereunder for an aggregate of 120 days, whether or not consecutive, during any twelve-month period, and (y) which cannot be reasonably accommodated by the Company without undue hardship. Any determination of disability shall be made by a qualified physician or physicians selected by the Company. The failure of the Employee to submit to a reasonable examination by such physician or physicians shall constitute a conclusive determination of a permanent Disability.

     6. Survival of Certain Provisions. Provisions of this Agreement shall survive any termination of employment or termination or expiration of this Agreement if so provided herein or if necessary or desirable to fully accomplish the purposes of such provision. Without limiting the foregoing, the obligations of the Employee under the Nondisclosure Agreement of even date herewith expressly survive any termination of employment or termination or expiration of this Agreement. The obligation of the Company to make payments to or on behalf of the Employee under Section 5(D) hereof is expressly conditioned upon Employee’s continued full performance of the obligations under the terms of the Nondisclosure Agreement executed herewith between Employee and the Company.

     7. Cessation of Severance Payments and Benefits. If Employee breaches his obligations under the Nondisclosure Agreement executed herewith the Company may immediately cease payment of all severance and/or benefits described in this Agreement. This cessation of severance and/or benefits shall be in addition to, and not as an alternative to, any other remedies in law or in equity available to the Company, including the right to seek specific performance or an injunction.

     8. Consent and Waiver by Third Parties. The Employee hereby represents and warrants that he has obtained all waivers and/or consents from third parties which are necessary to enable him to enjoy employment with the Company on the terms and conditions set forth herein and to execute and perform this Agreement without being in conflict with any other agreement, obligation or understanding with any such third party. The Employee represents that he is not bound by any agreement or any other existing or previous business relationship which conflicts with, or may conflict with, the performance of his obligations hereunder or prevent the full performance of his duties and obligations hereunder.

     9. Governing Law. This Agreement, the employment relationship contemplated herein and any claim arising from such relationship, whether or not arising under this Agreement, shall be governed by and construed in accordance with the internal laws of the State of New Hampshire, without giving effect to the principles of choice of law or conflicts of laws of State of New Hampshire. Any claims or legal actions by one party against the other arising out of the relationship between the parties contemplated herein (whether or not arising under this Agreement) shall be commenced or maintained in any state or federal court located in the State of New Hampshire, and Employee hereby submits to the jurisdiction and venue of any such court.

     10. Severability. In case any one or more of the provisions contained in this Agreement or the other agreements executed in connection with the transactions contemplated hereby for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other agreements, but this Agreement or such other agreements, as the case may be, shall be construed and reformed to the maximum extent permitted by law.

     11. Waivers and Modifications. This Agreement only may be modified, and the rights, remedies and obligations contained in any provision hereof may be waived, in accordance with this Section 11. No waiver by the Company of any breach by the Employee or any provision hereof shall be deemed to be a waiver of any later or other breach thereof or as a waiver of any other provision of this Agreement. This Agreement and its terms may not be waived, changed, discharged or terminated orally or by any course of dealing between the parties, but only by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought. No modification or waiver by the Company shall be effective without the consent of the Chief Executive Officer then in office at the time of such modification or waiver.

     12. Assignment. The Employee acknowledges that the services to be rendered by him hereunder are unique and personal in nature. Accordingly, the Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement may be assigned by the Company and shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

     13. Acknowledgments. The Employee hereby acknowledges and recognizes that the enforcement of any of the provisions in this Agreement and the Nondisclosure Agreement executed herewith may potentially interfere with the Employee’s ability to pursue a proper livelihood. The Employee represents that he is knowledgeable about the business of the Company and further represents that he is capable of pursuing a career in other industries to earn a proper livelihood. The Employee recognizes and agrees that the enforcement of the Nondisclosure Agreement is necessary to ensure the preservation, protection and continuity of the Company’s business, trade secrets and goodwill. The Employee agrees that, due to the proprietary nature of the Company’s business, the restrictions set forth in the Nondisclosure Agreement are reasonable as to time and scope.

     14. Adjustments to Payment Schedules. The Employee and the Company agree that the payment schedule for any payments described in this Agreement may be adjusted as necessary to avoid the application of the provisions of Section 409A of the Internal Revenue Code of 1986, as amended.

     15. Entire Agreement. This Agreement, Nondisclosure Agreement executed herewith, and any stock option agreement between the Employee and the Company constitute the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels all agreements relating to the subject matter hereof, whether written or oral, made prior to the date hereof between the Employee and the Company or any of its affiliates.

     17. Notices. All notices hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, addressed as follows:

If to the Company, to:
Edward J. Marino, President and CEO Presstek, Inc. 55 Executive Drive Hudson, NH 03052
With a mandatory copy to:
James F. Scafide, General Counsel Presstek, Inc. 55 Executive Drive Hudson, NH 03052

     If to the Employee, at the Employee’s address set forth on the signature page hereto. Notices shall be deemed to be given when delivered in person or three days after deposit in the mail as set forth above.

     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     18. Arbitration of Disputes and Jury Waivers.

     (a) The parties hereto agree to arbitrate any dispute, claim, or controversy (“claim”) against each other arising out of the cessation of the Employee’s employment, any claim of unlawful discrimination or harassment that might or did arise during or as a result of the Employee’s employment which could have been brought before an appropriate government administrative agency or in an appropriate court, including but not limited to claims of age discrimination under the Age Discrimination in Employment Act of 1967, as amended, as well as any claim or controversy arising under this Agreement. The Arbitration shall be arbitrated by one arbitrator in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration

Association. The decision or award of the arbitration shall be final and binding upon the parties. Any arbitral award may be entered as a judgment or order in any court of competent jurisdiction. Any claims under Sections 10 and 11 of this Agreement shall not be subject to arbitration, but shall be subject to the remedies set forth in Section 13 hereof.

     (b) If for any reason this arbitration provision is declared unenforceable, the Employee agrees to waive any right he may have to a jury trial with respect to any dispute or claim against the Employer relating to this Agreement, his employment, termination or any terms and conditions of employment, including, but not limited to claims of age discrimination under the Age Discrimination in Employment Act of 1967, as amended.

     (c) The Employee has been advised of his right to consult with counsel regarding this Agreement. The Employee’s acceptance of this Agreement can be revoked any time within seven (7) days of signing this Agreement, but such revocation must be signed and in writing. The Employee has been afforded at least twenty-one (21) days to consider this Agreement.

     19. Section Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to define, limit, or otherwise affect the construction of any provision hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first above written.

PRESSTEK, INC.		EMPLOYEE

By:	/s/ Edward J. Marino	/s/ Peter Bouchard

Signature

	President and CEO	21 Meadow Drive

Street Address

Hollis N H 03049

City State Zip Code

EXHIBIT A

NONDISCLOSURE, NONCOMPETITION AND
ASSIGNMENT OF DEVELOPMENTS AGREEMENT

     This Nondisclosure, Noncompetition and Assignment of Developments Agreement (the “Nondisclosure Agreement”) is made as of this 1st day of July, 2005 by and between Peter Bouchard, a person residing at 21 Meadow Drive, Hollis, New Hampshire (the “Employee”) and Presstek, Inc. (the “Company”).

     WHEREAS, the Company’s business is conducted throughout the world and its reputation and goodwill are an integral part of its business success;

     WHEREAS, my position with the Company shall require that I be trusted with extensive confidential and trade secret information of the Company and that he develop a thorough and comprehensive knowledge of all details of the Company’s business, including, but not limited to, information relating to research, development, inventions, financial and strategic planning, research, marketing, distribution and licensing of the Company’s products and services. The Company will not provide, and will not agree to continue to provide, me with this information unless he provides the necessary assurances and commitments to protect this information and the Company’s line of business as more fully set forth herein;

     WHEREAS, as an additional material inducement for me to enter into this Nondisclosure Agreement, the Company shall provide me with the Employment Agreement, which is ancillary to the Nondisclosure Agreement and is to be executed in connection herewith (the “Employment Agreement”), which includes eligibility for certain severance benefits as set forth therein;

     NOW, THEREFORE, in consideration for the Company providing me with the Employment Agreement, and in consideration for my continued employment by the Company, subject to the policies, procedures and practices that the Company may establish from time to time, the compensation I shall receive from the Company during my employment and other good and valuable consideration, and as a material inducement for the Company to disclose to me in connection with its business certain confidential, proprietary and/or trade secret information described below, I hereby agree as follows:

     1. Best Efforts. During the period of my employment by the Company, I shall devote my full time and best efforts to the business of the Company, and I shall neither pursue any business opportunity outside the Company nor take any position with any organization other than the Company without the written approval of the Company’s Board of Directors. I shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit, or other pecuniary advantage, which may tend to (i) interfere with the performance of any job duties and responsibilities assigned to me by the Company, (ii) create a conflict of interest, or (iii) be competitive with the business activities of the Company.

     2. Nondisclosure Obligation. I shall not at any time, whether during or after the termination of my employment, reveal to any person or entity any Confidential Information, except to employees of the Company who need to know such Confidential Information for the purposes of their employment, or as otherwise authorized by the Company in writing. The term “Confidential Information” shall include any information concerning the organization, business or finances of the Company or of any third party that the Company is under an obligation to keep confidential or that is maintained by the Company as confidential. Such Confidential Information shall include, but is not limited to, trade secrets, proprietary or confidential information respecting the identity of the Employer’s customers; the entity of distributors and suppliers of the Employer; the identity of representatives responsible for entering into contracts with the Employer; specific customer, distributor and supplier needs and requirements; the details of contracts and proposals between the Employer and its customers, distributors and suppliers; selling and marketing strategies, prices, costs and profit margins; the names, addresses and other contact information of purchasing agents, vendors or other entities; purchasing techniques, methods, procedures and processes; manufacturing and production techniques, methods, procedures and processes; other techniques, methodologies and processes used by the Employer in the conduct of its business; techniques, methods, procedures, know-how, show-how, blueprints, engineering data, prototypes and technical specifications; computer data, software, software codes, computer models, works of authorship, research projects, data processing and other programs; production and manufacturing equipment and operating practices; information with respect to products and product formulae, designs, plans for future business, new business, products or other developments; new or innovative ideas, customer proposals, marketing plans and ideas, and future developments or strategies; information pertaining to research and development, acquisitions or divestitures, marketing and sales, cost cutting, revenue generation, or other matters concerning the Employer’s planning and strategy; personnel information, and other nonpublic financial and other information of the Employer disclosed to or known by the Employee as a consequence of or through the Employee’s employment (or other service relationship) with the Employer (including information conceived, originated, discovered or developed by the Employee), which information is not generally known in the relevant trade or industry or public knowledge. I shall keep confidential all matters entrusted to me and shall not use or attempt to use any Confidential Information except as may be required in the ordinary course of performing my duties as an employee of the Company, nor shall I use any Confidential Information in any manner which may injure or cause loss or may be calculated to injure or cause loss to the Company, whether directly or indirectly.

     3. Company Property. I agree that during my employment I shall not make, use or permit to be used any Company Property otherwise than for the benefit of the Company. The term “Company Property” shall include all notes, memoranda, reports, lists, cost sheets, records, drawings, designs, sketches, specifications, blue prints, prototypes, estimates, databases, software programs, software code, data, computers, cellular telephones, pagers, credit and/or calling cards, keys, access cards, documentation, automobiles or other equipment or materials of any nature and in any form, whether written, printed, electronic or in digital format or otherwise, relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs and any other Company property in my possession, custody or control. I further agree that I shall not, after the termination of my employment, use or permit others to use any such

Company Property. I acknowledge and agree that all Company Property shall be and remain the sole and exclusive property of the Company. Immediately upon the termination of my employment I shall deliver all Company Property in my possession, and all copies thereof, to the Company.

     4. Assignment of Developments.

          (a) If at any time or times during my employment, I shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any Development that (i) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured or sold by the Company or which may be used in relation therewith; or (ii) results from tasks assigned to me by the Company; or (iii) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, then all such Developments and the benefits thereof are and shall immediately become the sole and absolute property of the Company and its assigns, as works made for hire or otherwise. The term “Development” shall mean any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes (including, but not limited to, the Semiconductor Chip Protection Act) or subject to analogous protection). I shall promptly disclose to the Company (or any persons designated by it) each such Development. I hereby assign all rights (including, but not limited to, rights to inventions, moral rights, patentable subject matter, copyrights and trademarks) I may have or may acquire in the Developments and all benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company.

          (b) Excluded Developments. I represent that the Developments identified in the Appendix to this Agreement, if any, attached hereto comprise all the Developments that I have made or conceived prior to my employment by the Company, which Developments are excluded from this Agreement. I understand that it is only necessary to list the title of such Developments and the purpose thereof but not details of the Development itself. IF THERE ARE ANY SUCH DEVELOPMENTS TO BE EXCLUDED, THE UNDERSIGNED SHOULD INITIAL HERE; OTHERWISE IT WILL BE DEEMED THAT THERE ARE NO SUCH EXCLUSIONS. ___.

          (c) Future Developments. I recognize that Developments or Confidential Information relating to my activities while working for the Company and conceived or made by me, alone or with others, within one (1) year after termination of my employment may have been conceived in significant part while employed by the Company. Accordingly, I agree that such Developments and Confidential Information shall be presumed to have been conceived during my employment with the Company and are to be assigned to the Company unless and until I have established the contrary.

     5. Further Assurances. I shall, during my employment and at any time thereafter, at the request and cost of the Company, promptly sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized officers may reasonably require:

          (a) to apply for, obtain, register and vest in the name of the Company alone (unless the Company otherwise directs) patents, copyrights, trademarks or other analogous protection in any country throughout the world relating to a Development and when so obtained or vested to renew and restore the same; and

          (b) to defend any judicial, opposition or other proceedings in respect of such applications and any judicial, opposition or other proceeding, petition or application for revocation of any such patent, copyright, trademark or other analogous protection.

If the Company is unable, after reasonable effort, to secure my signature on any application for patent, copyright, trademark or other analogous protection or other documents regarding any legal protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by me.

     6. Nonsolicitation of Customers. During the period of my employment by the Company and for one year following the termination of my employment, regardless of the reasons for my termination, I shall not, directly or indirectly, alone or as an owner, member, manager, partner, officer, employee, director, investor, lender, consultant or independent contractor of any entity, call upon, solicit, divert or take away or attempt to divert or take away or do business with, either for myself or for any other person or entity, any current or prospective customers or accounts of the Company that I had contact with, for whom I performed services on behalf of the Company, or about whom I obtained Confidential Information through the Company for the purpose of competing (i.e., by providing the Products and Services, as defined below), whether directly or indirectly, nor shall I make known to any other person or entity, either directly or indirectly, the names and addresses of and other pertinent information relating to any such customers or accounts, or any Confidential Information relating to any of them.

     7. Noncompetition. During the period of my employment by the Company and for one year following the termination of my employment, regardless of the reasons for my termination, I shall not, anywhere in the world where the Company conducts business or as of the date of my Termination is planning to conduct business, directly or indirectly, alone or as an owner, member, manager, partner, officer, agent, employee, director, investor, lender, consultant or independent contractor of any entity, (a) accept employment or establish any other relationship with any business that is in competition, whether directly or indirectly, with the presses or platesetter devices or services being created, developed, manufactured or planning to be manufactured, marketed or planning to be marketed, distributed or planning to be distributed, or sold or planning to be sold by the Company (collectively, the “Products and Services”), or (b) engage in any business or activity that is in competition with the Products and Services. For purposes of this Section, Products and Services shall include, without limitation, non-photographic imaging, computer-to-plate, direct-to-press, thermal laser or chemistry free printing plate technology or any other products or services substantially similar to the products and services designed, conceived, marketed, distributed or developed by the Company at the time of the Termination of Employee’s employment. Notwithstanding the forgoing, the record or beneficial ownership by me of five (5) percent or less of the outstanding publicly traded capital stock of any entity shall not be deemed, in and of itself, to be in violation of this Section.

     8. Nonsolicitation of Employees.

          (a) During the period of my employment by the Company and for one year following the termination of my employment, regardless of the reasons for the termination, I will not, in any manner, directly or indirectly, hire or engage, or assist any company or business organization by which I am employed or which is directly or indirectly controlled by me to hire or engage, any person who is or was employed by the Company (or is or was an agent, representative, contractor, project consultant or consultant of the Company) at the time of my termination or during the period of one year prior thereto or thereafter.

          (b) During the period of my employment by the Company and for one year following the termination of my employment, regardless of the reasons for the termination, I will not, in any manner, directly or indirectly, solicit, recruit or induce, or assist any company or business organization by which I am employed or which is directly or indirectly controlled by me to solicit, recruit or induce, any person who is or was employed by the Company (or is or was an agent, representative, contractor, project consultant or consultant of the Company) at the time of my termination or during the period of one year prior thereto or thereafter, to leave his or her employment, relationship or engagement with the Company.

     9. Nondisparagement. I agree that at all times during and after my employment with the Company, regardless of the reason for my termination, I shall not disparage the Company, its products, services, agents or employees.

     10. Employment Status. I understand that this Nondisclosure Agreement does not constitute an implied or written employment contract.

     11. Severability. I hereby agree that each provision and the subparts of each provision herein shall be treated as separate and independent clauses, and the unenforceability of any one clause shall in no way impair the enforce-ability of any of the other clauses of the Nondisclosure Agreement. Moreover, if one or more of the provisions contained in this Nondisclosure Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear. I hereby further agree that the language of all parts of this Nondisclosure Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either of the parties.

     12. Amendments; Waiver. Any amendment to or modification of this Nondisclosure Agreement, or any waiver of any provision hereof, shall be in writing and signed by the Company. Any waiver by the Company of a breach of any provision of this Nondisclosure Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

     13. Survival. This agreement shall be effective as of the date entered below. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.

     14. Assignment. The Company shall have the right to assign this Nondisclosure Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns. I may not assign this Nondisclosure Agreement.

     15. Notification. I agree and acknowledge that during my employment with the Company and for a period of one year following the termination of my employment with Company for any reason, I shall inform each prospective new employer I may have, prior to accepting employment, of the existence of this Nondisclosure Agreement, and I shall provide each prospective employer with a copy of this Nondisclosure Agreement. I also agree and acknowledge that the Company has the right to independently contact any potential or actual future employer of mine to notify the future employer of my obligations under this Nondisclosure Agreement and provide such future employer with a copy of this Nondisclosure Agreement. The Company also shall be entitled to notify such actual or potential future employer of the Company’s understanding of the requirements of this Nondisclosure Agreement and what steps, if any, the Company intends to take to insure compliance with or enforcement of this Nondisclosure Agreement.

     16. Representations.

          (a) I represent that my employment with the Company and my performance of all of the terms of this Nondisclosure Agreement do not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I shall not enter into, any agreement either written or oral in conflict herewith.

          (b) I further agree that any breach of this Nondisclosure Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder. The Company may apply for such injunctive relief in any court of competent jurisdiction without the necessity of posting any bond or other security.

     17. Governing Law; Forum Selection Clause. This Nondisclosure Agreement and any claims arising out of this Agreement (or any other claims arising out of the relationship between the parties) shall be governed by and construed in accordance with the laws of the State of New Hampshire and shall in all respects be interpreted, enforced and governed under the internal and domestic laws thereof, without giving effect to the State’s principles of conflicts of laws. Any claims or legal actions by one party against the other shall be commenced and maintained in any state or federal court located in New Hampshire, and I hereby submit to the jurisdiction and venue of any such court.

     18. Entire Agreement. This Nondisclosure Agreement, the Employment Agreement executed in connection herewith any stock option agreement set forth the complete, sole and entire agreement between the parties on the subject matter herein and supersedes any and all other agreements, negotiations, discussions, proposals, or understandings, whether oral or written, previously entered into, discussed or considered by the parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Nondisclosure Agreement as of the date first written below.

PRESSTEK, INC.		PETER BOUCHARD

By:	/s/ Edward J. Marino	/s/ Peter Bouchard

Signature

	Edward J. Marino	21 Meadow Drive

Street Address

Title: President and CEO		Hollis N H 03049

City State Zip Code

APPENDIX – TITLE/PURPOSE OF DEVELOPMENTS

The following is a complete list of all Developments and the purpose of those Developments:

No Developments

See Below

Developments and purpose: